TOUCHSTONE STRATEGIC TRUST
Touchstone Dynamic Allocation Fund (the “Target Fund”)
Supplement dated September 13, 2023, to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated April 28, 2023, as may be amended or supplemented from time to time
IMPORTANT NOTICE REGARDING PROPOSED CHANGES TO THE TARGET FUND
Proposed Reorganization
In supplements dated February 24, 2023 and March 14, 2023, the proposed conversion of the Target Fund, a mutual fund series of Touchstone Strategic Trust, from a mutual fund to an exchange-traded fund (an “ETF”) through the reorganization of the Target Fund into a newly-created ETF series of the Touchstone ETF Trust (the “Reorganization”), was announced. A Proxy Statement/Prospectus (the “Proxy Statement”) dated July 20, 2023, which contains more information regarding the Acquiring ETF (as defined below) and the Reorganization, was filed with the Securities and Exchange Commission (the “SEC”), and was mailed to Target Fund shareholders of record as of June 30, 2023.
The newly-created ETF, Touchstone Dynamic International ETF, is proposed to serve as the acquiring fund in the Reorganization (the “Acquiring ETF” and together with the Target Fund, the “Funds”). A special meeting of shareholders of the Target Fund commenced on August 29, 2023 and was adjourned until October 2, 2023 (the “Special Meeting”), at which time shareholders of record of the Target Fund will vote on the proposal to approve the Reorganization of the Target Fund into the Acquiring ETF. The Reorganization is expected to be tax-free for U.S. federal income tax purposes.
Under the terms of the Agreement and Plan of Reorganization (the “Plan”), the Target Fund would transfer all of its assets to the Acquiring ETF in exchange for shares of the Acquiring ETF. The Acquiring ETF would also assume all of the Target Fund's liabilities. The shares of the Acquiring ETF would then be distributed to the Target Fund's shareholders, and the Target Fund would be terminated.
Prior to the Reorganization, any dividends paid by the Target Fund will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Target Fund.
The Target Fund's shareholders will be required to approve the Reorganization. If the Reorganization is approved at the Special Meeting and subject to additional conditions required by the Plan, the Reorganization is expected to be completed on or about October 20, 2023. Shareholders of the Target Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring ETF shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone Advisors, Inc. (“Touchstone”).
In connection with the Reorganization, the Target Fund closed to new shareholders on May 15, 2023. Current Target Fund shareholders may continue to purchase shares of the Target Fund until September 29, 2023.
After the Reorganization, shareholders may only purchase or sell shares of the Acquiring ETF on a national securities exchange at prevailing market prices through a broker-dealer.
More Information About the Funds
Although the Target Fund and Acquiring ETF are similar in various ways, there are some differences. For example, the Acquiring ETF will have a different sub-adviser, principal investment strategies, risks, fees, and expenses than the Target Fund. The Acquiring ETF will also be subject to certain risks unique to operating as an ETF. A comparison of the investment policies, strategies, fees, expenses, and risks of the Target Fund and the Acquiring ETF are included in the Proxy Statement.
The Target Fund seeks to provide investors with capital appreciation as its investment goal. The Acquiring ETF also will seek to provide investors with capital appreciation as its investment goal. The principal investment strategies and principal risks for the Funds are similar, although they do differ in certain respects. The Target Fund is a “fund-of-funds” that invests in a diversified portfolio of fixed-income and equity oriented underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities. The Acquiring ETF will invest, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies. Touchstone serves as the investment adviser to the Target Fund and will also serve as the investment adviser to the Acquiring ETF. The Target Fund is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the Acquiring ETF will be sub-advised by Los Angeles Capital Management LLC (“Los Angeles Capital”).
Los Angeles Capital is an SEC-registered asset manager based in Santa Monica, California, with $28 billion in assets under management as of December 31, 2022. Formed in 2002 by former Wilshire employees, Los Angeles Capital is independent and employee owned. Founding members include Tom Stevens CFA, Chairman; Hal Reynolds CFA, Chief Investment Officer; Stuart Matsuda, Chief Trading Officer; and Daniel Allen CFA, CEO & President. The portfolio managers of the Acquiring ETF will be Hal Reynolds CFA, Ed Rackham Ph.D., and Daniel Arche CFA.

Prior to the Reorganization, Wilshire will continue to sub-advise the Target Fund in accordance with its investment goal and principal investment strategies.
You can obtain a copy of the prospectus or SAI for the Acquiring ETF, by visiting the website at TouchstoneInvestments.com/ETFs, by calling (833) 368-7383, or by contacting your financial adviser.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding the Funds, or to receive a free copy of the Proxy Statement, please contact your financial adviser or Touchstone at 800.543.0407. The Proxy Statement contains important information about Fund goals, strategies, fees, expenses, risks, and the Board's considerations in approving the Reorganization. The Proxy Statement is also available for free on the SEC's website (www.sec.gov). Please read the Proxy Statement carefully before voting on the Reorganization.

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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-54CC-TST-TSMAX-S15-2309